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U. S. Securities And Exchange Commission
Washington, D.C. 20549









                               Form 8-K






Current Report under Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report (date of earliest event reported): September 15, 1999


Commission File Number 1-8612





                         Ameritech Corporation






                              a Delaware Corporation
                              30 South Wacker Drive
                              Chicago, Illinois 60606
                              I.R.S. Employer Identification Number 36-251481



                              Telephone number (800)257-0902


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Item 5.  Other Events
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Attached as an exhibit is a press release issued by Ameritech Corporation on
September 15, 1999 announcing the Ameritech Board of Directors' vote to rescind the remaining portion of Ameritech's stock repurchase program.


(c) Exhibits.

99 Press Release, dated September 15, 1999, issued by Ameritech
   Corporation.



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   Under the requirements of the Securities Exchange Act of 1934, an authorized company official has signed this report on our behalf.


Dated: September 15, 1999

                                   Ameritech Corporation


                                   By: /s/ Barbara A. Klein
                                       Barbara A. Klein
                                       Vice President and Comptroller